LAND USE RIGHTS (Schedule of Future Amortization Expense) (Details) - USD ($)	Dec. 31, 2019	Dec. 31, 2018
LAND USE RIGHTS
2020	$ 88,418
2021	88,418
2022	88,418
2023	88,418
2024	88,418
Thereafter	2,846,869
Land use rights, net	$ 3,288,959	$ 3,422,365